UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 26, 2003
                        (Date of earliest event reported)

       Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
       Number                    Principal Executive Offices; and Telephone Number             Identification Number
       ---------------------     ----------------------------------------------------------    ------------------------
       1-16169                   EXELON CORPORATION                                            23-2990190
                                 (a Pennsylvania corporation)
                                 10 South Dearborn Street - 37th Floor
                                 P.O. Box 805379
                                 Chicago, Illinois 60680-5379
                                 (312) 394-7398

       1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                                 (an Illinois corporation)
                                 10 South Dearborn Street - 37th Floor
                                 P.O. Box 805379
                                 Chicago, Illinois 60680-5379
                                 (312) 394-4321

       1-1401                    PECO ENERGY COMPANY                                           23-0970240
                                 (a Pennsylvania corporation)
                                 P.O. Box 8699 2301 Market Street
                                 Philadelphia, Pennsylvania 19101-8699
                                 (215) 841-4000

       333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                                 (a Pennsylvania limited liability company)
                                 300 Exelon Way
                                 Kennett Square, Pennsylvania 19348
                                 (610) 765-8200

Item 9. Regulation FD Disclosure

Investors Meeting

On February 27-28, 2002, Bob Shapard, Executive VP and CFO, and Linda Byus, VP Investor Relations, met with investors and presented the information in Exhibits
99.1 and 99.2.

PECO Energy Company  Customer Choice.

The Pennsylvania Public Utility Commission's (PUC's) Final Electric Restructuring Order provided for the phase-in of customer choice of electric generation suppliers (EGS) and as of January 1, 2000, all customers were eligible for customer choice. The Final Restructuring Order also established market share thresholds (MST) to promote competition. The MST requirements provided that, if as of January 1, 2001 and January 1, 2003, respectively, less than 35% and 50% of residential and commercial customers were shopping, the number of customers sufficient to meet the MST shall be randomly selected and assigned to an EGS through a PUC-determined process. For residential and small commercial customers, the threshold measurement is by number of customers. For large commercial customers the measurement is by load. On January 1, 2001, the 35% MST threshold was met for all customer classes as a result of agreements assigning customers to New Power Company (New Power) and Green Mountain as providers of last resort default service. During 2002, PECO experienced an increase in the number of customers selecting or returning to PECO as their EGS and at December 31, 2002, approximately 21% of PECO's residential load, 10% of its small commercial and industrial load and 7% of its large commercial and industrial load were purchasing generation from an alternative generation supplier. Customers who purchase energy from an EGS continue to pay a delivery charge. In January 2003, PECO submitted to the PUC an MST plan to meet the 50% threshold requirement for its small and large commercial customer classes, which was approved on February 6, 2003. According to the approved plan, randomly assigned customers who participated will be switched to winning MST bidders as of their respective meter read dates. On February 21, 2003, Strategic Energy LLC filed an Application for Stay or Supersedeas with the Pennsylvania Commonwealth Court. In that Application, Strategic Energy requested that the Court stay implementation on the MST auction pending Court review of whether the process used to develop the auction was appropriate. The Court scheduled oral argument on the Application for March 18, 2003. On February 24, 2003, the small and large commercial MST auction was completed. There were three winning bidders who were awarded a total of 64,172 small commercial customers, at a clearing price of 1.25% off PECO's tariffed rate GS. No bids were received for the small commercial renewable auction or the large commercial (GS6) non-interval metered load auction. Also in February 2003, PECO filed an MST plan for the residential customer classes which is pending PUC approval.

In February 2002, New Power notified PECO of its intent to withdraw from providing Competitive Default Service (CDS) to approximately 180,000 residential customers. As a result of that withdrawal, those CDS customers were returned to PECO in the second quarter of 2002. Pursuant to a tariff filing approved by the PUC, PECO is serving those returned customers at the discount energy rates on generation provided for under the original New Power CDS Agreement for the remaining term of that contract. Subsequently, in the second quarter of 2002, New Power also advised PECO it planned to withdraw from serving all of its customers in Pennsylvania, including approximately 15,000 non-CDS PECO customers. These customers were returned to PECO during the third quarter of 2002.

This combined Form 8-K is being filed separately by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those factors discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations - Business Outlook and the Challenges in Managing Our Business" in Exelon's 2002 Annual Report included in current report on Form 8-K filed on 2/21/03, those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No. 333-85496, those discussed in "Risk Factors" in PECO Energy Company's Registration Statement on Form S-3, Reg. No. 333-99361, and those discussed in "Risk Factors" in Commonwealth Edison Company's Registration Statement on Form S-3, Reg. No. 333-99363. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           EXELON CORPORATION
                           COMMONWEALTH EDISON COMPANY
                           PECO ENERGY COMPANY
                           EXELON GENERATION COMPANY, LLC

                           /S/  Robert S. Shapard
                           Robert S. Shapard
                           Executive Vice President and Chief Financial Officer Exelon Corporation


February 26, 2003